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FAX NUMBER (714) 831-0400


March 15, 1995

Ropak Corporation
c/o  William M. Curtis, Assistant Secretary
25241 Buckskin Drive
Laguna Hills, California 92653


Gentlemen:

         This will refer to the tender offer to purchase all outstanding common stock of Ropak Corporation at $11.00 per share in cash announced by LINPAC Mouldings Ltd. ("LINPAC"). You and LINPAC are authorized to indicate in materials mailed to stockholders of Ropak that I intend to accept LINPAC's tender offer as to the following securities of Ropak held by the undersigned:


         Shares of Common Stock:          17,800 shares owned by me
                                          22,002 shares owned by my spouse

         Shares of Common Stock issuable upon exercise of stock options:

                          10,890 stock options granted 5/17/90
                          11,500 stock options granted 2/19/91
                           5,000 stock options granted 2/7/94


                                          Very truly yours,


                                          /S/  JAMES R. CONNELL
                                          JAMES R. CONNELL


                              EXHIBIT 10.53                              Page 1